                                                                (EXECUTION COPY)

                                    AMENDMENT No. 6 dated as of February 13,
                           2003 (this "Amendment"), to the Receivables Transfer
                           Agreement referred to below among MTSPC, Inc., (the
                           "Transferor"), METALDYNE CORPORATION (f/k/a
                           MascoTech, Inc.) (the "Parent"), individually, as
                           Collection Agent and as Guarantor, PARK AVENUE
                           RECEIVABLES CORPORATION ("PARCO') and EIFFEL FUNDING
                           LLC ("Eiffel") (collectively, the "CP Conduit
                           Purchasers"), JPMORGAN CHASE BANK (formerly known as
                           The Chase Manhattan Bank), as Committed Purchaser and
                           Funding Agent for PARCO ("Chase), CDC FINANCIAL
                           PRODUCTS INC., as Committed Purchaser and Funding
                           Agent for Eiffel ("CDC" (collectively, the "Committed
                           Purchasers"), and JPMORGAN CHASE BANK, as
                           Administrative Agent.

                  A. The Transferor, the Collection Agent, the Guarantor, PARCO,
Chase and the Administrative Agent have entered into a Receivables Transfer
Agreement dated as of November 28, 2000 (the "Receivables Transfer Agreement").

                  B. The Transferor, the Collection agent, the Guarantor, PARCO,
Chase, Eiffel, CDC and the Administrative Agent have amended the Receivables
Transfer Agreement as of December 15, 2000 (the "First Amendment"), as of March
23, 2001 (the "Second Amendment"), as of June 22, 2001 (the "Third Amendment")
and as of October 18, 2001 (the "Fourth Amendment").

                  C. The Transferor has asked to amend certain terms of the
Receivables Transfer Agreement and the Transferor, the Collection Agent, the
Guarantor, PARCO, Chase, Eiffel, CDC and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to amend the
Receivables Transfer Agreement as provided herein.

                  D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Receivables Transfer Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Schedule A of the Receivables Transfer Agreement.
The following definitions in Schedule A of the Receivables Transfer Agreement
are hereby amended in their entirety to read as follows:

                  "Credit Default Swap" shall mean

                           (i) the credit default swap dated as of January 9,
                  2003 between the Transferor and an Eligible Counterparty with respect to the payment obligations of DaimlerChrysler AG,

                           (ii) the credit default swap dated as of January 9,
                  2003 between the Transferor and an Eligible Counterparty with respect to the payment obligations of Ford Motor Company, or

                           (iii) the credit default swap dated as of February
                  13, 2003, between the Transferor and an Eligible Counterparty with respect to the payment obligations of General Motors
                  Corporation,

         as applicable, in each case which shall be satisfactory in form, substance, amount and in all other respects to the Administrative Agent and each Committed Purchaser, as the same may from time to time be modified, supplemented, amended, extended or replaced as consented to by the Administrative Agent and each Committed Purchaser.

                  "Notional Amount" shall mean

                  (i) with respect to DaimlerChrysler AG, $5,000,000,
                  (ii) with respect to Ford Motor Company, $20,000,000 and
                  (iii) with respect to General Motors Company, $5,000,000.

                  SECTION 2. Amendments to Schedule C of the Receivables
Transfer Agreement. Schedule C of the Receivables Transfer Agreement is hereby amended to read in its entirety as set forth in Schedule C attached to this
Amendment.

                  SECTION 3. Effectiveness. This Amendment shall become
effective on the date when the following conditions are met:

                  (a) Execution of Amendment. This Amendment shall have been executed by the Transferor, the Parent, individually, as Collection Agent and as
Guarantor, each of the CP Conduit Purchasers, each of the Committed Purchasers and Funding agents and the Administrative Agent;

                  (b) Officer's Certificates. The Administrative Agent shall have received an Officer's Certificate dated as of the date hereof by the
Transferor and the Parent as to such matters as the Administrative Agent may reasonably request;

                  (c) Rating Confirmations. Pursuant to Section 10.02 of the
Receivables Transfer Agreement, this Amendment will not become effective until the Rating Agencies have provided Rating Confirmations; and

                  (d) Fees. (a) The Administrative Agent shall have received payment of all fees and other amounts due and payable to it (including the reasonable fees and disbursements of counsel for the Administrative Agent and rating agency amendment fees) as of the date hereof and (b) each Committed
Purchaser shall have received payment of all fees and other amounts due and payable to it (including the reasonable fees and disbursements of counsel for such Committed Purchaser in connection with the preparation of this Amendment and any documents related thereto) as of the date hereof.

                  SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  SECTION 5. Expenses. The Transferor shall pay all
out-of-pocket fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, executive and delivery of this
Amendment, including the fees, disbursements and other charges of Cravath,
Swaine & Moore, counsel for the Administrative Agent and rating agencies fees for processing this Amendment.

                  SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax shall be as effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 7. Headings. Section headings used herein are for
convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  SECTION 8. Effect of Amendment. Except as specifically amended or modified hereby, the Receivables Transfer Agreement, as previously amended by the First Amendment, the Second Amendment, and the Third Amendment shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter",
"hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Receivables Transfer Agreement as amended hereby.

                  IN WITNESS WHEREOF, the parties here to have caused this
Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                         MTSPC, INC., as Transferor

                                            by
                                            /s/ Karen A. Radtke
                                            ------------------------------------
                                            Name:  Karen Radtke
                                            Title: Vice President

                                         METALDYNE CORPORATION,
                                           individually, as Collection
                                           Agent and as Guarantor

                                            by
                                            /s/ Karen A. Radtke
                                            ------------------------------------
                                            Name:  Karen Radtke
                                            Title: Vice President

                                         PARK AVENUE RECEIVABLES
                                            CORPORATION, as CP
                                            Conduit Purchaser

                                            by
                                            /s/ Andrew L. Stidd
                                            -----------------------------------
                                            Name:  Andrew L. Stidd
                                            Title: President

                                         JPMORGAN CHASE BANK, as Committed
                                            Purchaser for Park Avenue
                                            Receivables Corporation

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         JPMORGAN CHASE BANK, as Funding Agent
                                            for Park Avenue Receivables
                                            Corporation,

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         JPMORGAN CHASE BANK, as Administrative
                                            Agent

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         PARK AVENUE RECEIVABLES CORPORATION, as
                                            CP Conduit Purchaser

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         JPMORGAN CHASE BANK, as Committed
                                            Purchaser for Park Avenue
                                            Receivables Corporation

                                            by
                                            /s/ Bradley S. Schwartz
                                            ------------------------------------
                                            Name:  Bradley S. Schwartz
                                            Title: Managing Director

                                         JPMORGAN CHASE BANK, as Funding Agent
                                            for Park Avenue Receivables
                                            Corporation

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         JPMORGAN CHASE BANK, as Administrative
                                            Agent,

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         PARK AVENUE RECEIVABLES CORPORATION, as
                                            CP Conduit Purchaser

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         JPMORGAN CHASE BANK, as Committed
                                            Purchaser for Park Avenue
                                            Receivables Corporation

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         JPMORGAN CHASE BANK, as Funding Agent
                                            for Park Avenue Receivables
                                            Corporation

                                            by
                                            /s/ Christopher Lew
                                            ------------------------------------
                                            Name:  Christopher Lew
                                            Title: Assistant Vice President

                                         JPMORGAN CHASE BANK, as Administrative
                                            Agent,

                                            by
                                            /s/ Christopher Lew
                                            ------------------------------------
                                            Name:  Christopher Lew
                                            Title: Assistant Vice President

                                         EIFFEL FUNDING LLC, as CP Conduit
                                            Purchaser by Global Securitization
                                            Services, LLC, its Manager

                                            by
                                            /s/ Andrew L. Stidd
                                            ------------------------------------
                                            Name:  Andrew L. Stidd
                                            Title: President

                                         CDC FINANCIAL PRODUCTS, INC., as
                                            Committed Purchaser for Eiffel
                                            Funding, LLC

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         CDC FINANCIAL PRODUCTS, INC., as
                                            Funding Agent for Eiffel Funding,
                                            LLC

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         EIFFEL FUNDING LLC, as CP Conduit
                                            Purchaser by Global Securitization
                                            Services, LLC, its Manager

                                            by
                                            ------------------------------------
                                            Name:
                                            Title:

                                         CDC FINANCIAL PRODUCTS, INC., as
                                            Committed Purchaser for Eiffel
                                            Funding, LLC

                                            by
                                            /s/ Paul Monaghan
                                            ------------------------------------
                                            Name:  Paul Monaghan
                                            Title: Director

                                            by
                                            /s/ William Branagh
                                            ------------------------------------
                                            Name:  William Branagh
                                            Title: Director

                                         CDC FINANCIAL PRODUCTS, INC., as
                                            Funding Agent for Eiffel Funding,
                                            LLC

                                            by
                                            /s/ Paul Monaghan
                                            ------------------------------------
                                            Name:  Paul Monaghan
                                            Title: Director

                                            by
                                            /s/ William Branagh
                                            ------------------------------------
                                            Name:  William Branagh
                                            Title: Director

                                                                      SCHEDULE C

                                                    Schedule of Special Obligors

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Special Obligor             Percentage Limit                                    Condition
------------------------------------------------------------------------------------------------------------------------------------

New Venture                 12.0%                                               So long as short-term or long- term ratings of
Gear                                                                            DaimlerChrysler and General Motors are at least
                                                                                A-2/BBB by S&P and at least P-2/Baa2 by Moody's,
                                                                                respectively.

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General Motors              The lesser of                                       General Motors Corporation shall be a Special
Corporation                                                                     Obligor until January 14, 2004 (as such date may be
                            (X)      the sum of                                 extended following the purchase of a new Credit
                                                                                Default Swap acceptable to the Committed
                                     (i)   the applicable percentage set forth  Purchasers), so long as (i) a Credit Default Swap is in the definition of "Concentration  in full force and effect with an Eligible
                                           Factor" if such Obligor was not a    Counterparty with an expiration date no earlier than
                                           Special Obligor, plus                April 14, 2004, and (ii) such Obligor shall be rated
                                                                                at least BBB- and Baa3 by both S&P and Moody's
                                     (ii)  the quotient (expressed as a         respectively, provided, however, that General Motors
                                           percentage) of (A) the Notional      Corporation shall be a Special Obligor at all times
                                           Amount of the applicable Credit      under this Agreement with a 20% Percentage Limit
                                           Default Swap divided by (B) the      long as short- term or long-term ratings are at
                                           Outstanding Balance of Eligible      least A-1/A by S&P and at least P-1 /A2 by Moody's,
                                           Receivables,                         respectively.

                                       and

                            (Y)      20%
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------------------------------------------------------------------------------------------------------------------------------------
Special Obligor               Percentage Limit                                  Condition
------------------------------------------------------------------------------------------------------------------------------------

Daimler Chrysler              The lesser of                                     DaimlerChrysler shall be a Special Obligor until
                                                                                December 31, 2002 (as such date may be extended
                              (X) the sum of                                    following the purchase of a new Credit Default Swap
                                                                                acceptable to the Committed Purchasers), so long as
                                      (i) 4%, plus                              (i) a Credit Default Swap is in full force and
                                                                                effect with an Eligible Counterparty with an
                                      (ii) the applicable percentage set forth  expiration date no earlier than March 31, 2003 and in the definition of "Concentration  (ii) such Obligor shall be rated at least BBB- and
                                           Factor: if such Obligor was not a    Baa3 by both S&P and Moody's, respectively,
                                           Special Obligor, plus                provided, however, that DaimlerChrysler shall be a
                                                                                Special Obligor at all times under this Agreement
                                                                                with a 15% Percentage Limit so long as its
                                                                                short-term or long-term ratings are at least A-1/A
                                      (iii)the quotient (expressed as a         by S&P and at least P-1 /A2 by Moody's, respectively
                                           percentage) of (A) the Notional
                                           Amount of the applicable Credit
                                           Default Swap divided by (B) the
                                           Outstanding Balance of Eligible
                                           Receivables,

                              and

                              (Y) 15%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Special Obligor               Percentage Limit                                    Condition
------------------------------------------------------------------------------------------------------------------------------------

Ford Motor                    The lesser of                                       Ford Motor Company shall be a Special Obligor
Company                                                                           until December 31, 2002 (as such date may be
                              (X)      the sum of                                 extended following the purchase of a new Credit
                                                                                  Default Swap acceptable to the Committed
                                       (i)    the applicable percentage set       Purchasers), so long as (i) a Credit Default Swap
                                              forth in the definition of          is in full force and effect with an Eligible
                                              "Concentration Factor" if such      Counterparty with an expiration date no earlier
                                              Obligor was not a Special Obligor,  than March 31, 2003 and (ii) such Obligor shall be
                                              plus                                rated at least BBB- and Baa3 by both S&P and
                                                                                  Moody's , respectively, provided, however, that
                                       (ii)   the quotient (expressed as a        Ford Motor Company shall be a Special Obligor at
                                              percentage) of (A) the Notional     all times under this Agreement with a 20%
                                              Amount of the applicable Credit     Percentage Limit so long as its short-term or
                                              Default Swap divided by (B) the     long-term ratings are at least A-1/A by S+P and at
                                              Outstanding Balance of Eligible     least P-1 /A2 by Moody's, respectively.
                                              Receivables
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